EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING FEBRUARY 28, 2005

The information which is required to be prepared with respect to the Payment Date of March 21, 2005 and with respect to the performance of the Trust during the period of February 1, 2005 through February 28, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A Noteholder..............    $               -
                                                                                                                  -----------------

        2.  The amount of distribution in respect to principal payment to the Class B Noteholder..............    $               -
                                                                                                                  -----------------

        3.  The amount of distribution in respect to principal payment to the Class C Noteholder..............    $               -
                                                                                                                  -----------------

        4.  The amount of distribution in respect to principal payment to the Class D Noteholder..............    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest.............................              2.13610
                                                                                                                  -----------------

        2.  The amount of distribution in respect to the Class B Monthly Interest.............................              2.47360
                                                                                                                  -----------------

        3.  The amount of distribution in respect to the Class C Monthly Interest.............................              3.03610
                                                                                                                  -----------------

        4.  The amount of distribution in respect to the Class D Monthly Interest.............................              4.94860
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder.............................              2.13610
                                                                                                                  -----------------

        2.  The total amount of distribution in respect to the Class B Noteholder.............................              2.47360
                                                                                                                  -----------------

        3.  The total amount of distribution in respect to the Class C Noteholder.............................              3.03610
                                                                                                                  -----------------

        4.  The total amount of distribution in respect to the Class D Noteholder.............................              4.94860
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

        1.  The aggregate amount of such Collections with respect to Principal Receivables for the
            Monthly Period preceding such Payment Date........................................................    $  632,537,712.05
                                                                                                                  -----------------

        2.  The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date.....................    $   54,162,702.34
                                                                                                                  -----------------

        3.  Recoveries for the preceding Monthly Period.......................................................    $    1,684,986.65
                                                                                                                  -----------------

        4.  The Defaulted Amount for the preceding Monthly Period.............................................    $   17,793,903.10
                                                                                                                  -----------------

        5.  The annualized percentage equivalent of a fraction, the numerator of which is the
            Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
            is the average Receivables for the preceding Monthly Period........................                                5.98%
                                                                                                                  -----------------

        6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
            Monthly Period....................................................................................    $3,169,830,316.02
                                                                                                                  -----------------

        7.  The total amount of Principal Receivables in the trust as of the last day of the
            preceding Monthly Period..........................................................................    $3,178,965,891.72
                                                                                                                  -----------------

        8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
            the beginning of the preceding Monthly Period.....................................................    $   56,316,245.44
                                                                                                                  -----------------

        9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
            the last day of the preceding Monthly Period......................................................    $   55,306,583.04
                                                                                                                  -----------------

        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
            last day of the preceding Monthly Period..........................................................    $2,519,750,000.00
                                                                                                                  -----------------

        11. The Transferor Interest as of the last day of the preceding Monthly Period........................    $  659,215,891.72
                                                                                                                  -----------------

        12. The transferor percentage as of the last day of the preceding Monthly Period......................                20.74%
                                                                                                                  -----------------

      13.  The Required Transferor Percentage ...........................................................             6.00%
                                                                                                           ---------------
      14.  The Required Transferor Interest .............................................................  $190,737,953.50
                                                                                                           ---------------
      15.  The monthly principal payment rate for the preceding Monthly Period ..........................           19.955%
                                                                                                           ---------------
      16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period..  $             -
                                                                                                           ---------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage                  Aggregate
                                                of Total                    Account
                                               Receivables                  Balance
(a) Delinquent between 30 days and 59 days        1.314%              $      42,506,433.67
(b) Delinquent between 60 days and 89 days        0.994%              $      32,152,137.88
(c) Delinquent between 90 days and 119 days       0.819%              $      26,493,687.26
(d) Delinquent between 120 days and 149 days      0.598%              $      19,326,962.84
(e) Delinquent between 150 days and 179 days      0.571%              $      18,467,187.60
(f) Delinquent 180 days or greater                0.000%              $                  -
                                                  -----               -------------------
(g) Aggregate                                     4.296%              $     138,946,409.25
                                                  =====               ====================

V. Information regarding Series 2000-C

      1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of the
         related Monthly Period................................... .....................                       $ 400,000,000.00
                                                                                                               ----------------
      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
         the related Monthly Period................................ ....................                       $ 400,000,000.00
                                                                                                               ----------------

                                                                                           NOTE FACTORS
      3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
         Monthly Period  ................................. .............................      1.0000           $ 320,000,000.00
                                                                                                               ----------------

      4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
         Monthly Period  ................................. .............................      1.0000           $  38,000,000.00
                                                                                                               ----------------

      5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
         Monthly Period  ................................. .............................      1.0000           $  28,000,000.00
                                                                                                               ----------------

      6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
         Monthly Period  .............................. ................................      1.0000           $  14,000,000.00
                                                                                                               ----------------

      7. The Floating Investor Percentage with respect to the period:

      February 1, 2005 through February 23, 2005                                                                     12.6189720%
                                                                                                               ----------------
      February 24, 2005 through February 28, 2005                                                                    12.4718848%
                                                                                                               ----------------

      8. The Fixed Investor Percentage with respect to the period:

      February 1, 2005 through February 23, 2005                                                                      N/A
                                                                                                               ----------------
      February 24, 2005 through February 28, 2005                                                                     N/A
                                                                                                               ----------------

      9. The amount of Investor Principal Collections applicable to Series 2000-C.......                       $  79,646,135.35
                                                                                                               ----------------

      10a. The amount of Available Finance Charge Collections on deposit
           in the Collection Account on the related Payment Date........................                       $   5,238,744.13
                                                                                                               ----------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
           pursuant to Section 8.04(a) of the Master Indenture..........................                       $   1,588,877.87
                                                                                                               ----------------

      11.  The Investor Default Amount for the related Monthly Period...................                       $   2,224,233.69
                                                                                                               ----------------

      12.  The Monthly Servicing Fee for the related Monthly Period.....................                       $     666,666.67
                                                                                                               ----------------

      13.  Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period......................                                  20.48%
                                                                                                               ----------------

                  b. The default rate for the related Monthly Period....................                                   6.67%
                                                                                                               ----------------

                  c. The Net Portfolio Yield for the related Monthly Period.............                                  13.81%
                                                                                                               ----------------

                  d.  The Base Rate for the related Monthly Period......................                                   4.80%
                                                                                                               ----------------

                  e.  The Excess Spread Percentage for the related Monthly Period.......                                   9.01%
                                                                                                               ----------------

                  f.  The Quarterly Excess Spread Percentage for the related
                      Monthly Period ...................................................                                   9.49%
                                                                                                               ----------------

                              i) Excess Spread Percentage related to    Feb-05                                             9.01%
                                                                                                               ----------------

                              ii) Excess Spread Percentage related to   Jan-05                                             9.33%
                                                                                                               ----------------

                              iii) Excess Spread Percentage related to   Dec-04                                           10.12%
                                                                                                               ----------------

     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from  February 22, 2005 through and  including March 20, 2005                           2.59813%
                                                                                                         -------------------------

     15.  Principal Funding Account

                 a. The amount on deposit in the Principal Funding Account on the related Payment
                    Date (after taking into consideration deposits and withdraws for the related
                    Payment Date)....................................................................    $                       -
                                                                                                         -------------------------
                 b. The Accumulation Shortfall with respect to the related Monthly Period............    $                       -
                                                                                                         -------------------------
                 c. The Principal Funding Investment Proceeds deposited in the Collection Account to
                    be treated as Available Finance Charge Collections...............................    $                       -
                                                                                                         -------------------------

     16.  Reserve Account

                 a. The amount on deposit in the Reserve Account on the related Payment Date (after
                    taking into consideration deposits and withdraws for the related Payment Date)...    $                       -
                                                                                                         -------------------------
                 b. The Reserve Draw Amount for the related Monthly Period deposited into the
                    Collection Account to be treated as Available Finance Charge Collections.........    $                       -
                                                                                                         -------------------------
                 c. Interest earnings on the Reserve Account deposited into the Collection Account
                    to be treated as Available Finance Charge Collections............................    $                       -
                                                                                                         -------------------------

     17.  Cash Collateral Account

                 a. The Required Cash Collateral Account Amount on the related Payment Date..........    $            7,000,000.00
                                                                                                         -------------------------
                 b. The Available Cash Collateral Account Amount on the related Payment Date.........    $            7,000,000.00
                                                                                                         -------------------------

     18.  Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related Monthly Period......    $                       -
                                                                                                         -------------------------
                 b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date......    $                       -
                                                                                                         -------------------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period...................    $                       -
                                                                                                         -------------------------

                       Advanta Bank Corp.
                       as Servicer

                       By: /s/ MICHAEL COCO
                       Name:  Michael Coco
                       Title:  Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING FEBRUARY 28, 2005

The information which is required to be prepared with respect to the Payment Date of March 21, 2005 and with respect to the performance of the Trust during the period of February 1, 2005 through February 28, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to principal payment to the Class A Noteholder..........    $               -
                                                                                                                 -----------------
           2.  The amount of distribution in respect to principal payment to the Class B Noteholder .........    $               -
                                                                                                                 -----------------
           3.  The amount of distribution in respect to principal payment to the Class C Noteholder .........    $               -
                                                                                                                 -----------------
           4.  The amount of distribution in respect to principal payment to the Class D Noteholder .........    $               -
                                                                                                                 -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to the Class A Monthly Interest ........................              2.17360
                                                                                                                 -----------------
           2.  The amount of distribution in respect to the Class B Monthly Interest ........................              2.58610
                                                                                                                 -----------------
           3.  The amount of distribution in respect to the Class C Monthly Interest ........................              3.11110
                                                                                                                 -----------------
           4.  The amount of distribution in respect to the Class D Monthly Interest ........................              5.69860
                                                                                                                 -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The total amount of distribution in respect to the Class A Noteholder.........................              2.17360
                                                                                                                 -----------------
           2.  The total amount of distribution in respect to the Class B Noteholder.........................              2.58610
                                                                                                                 -----------------
           3.  The total amount of distribution in respect to the Class C Noteholder.........................              3.11110
                                                                                                                 -----------------
           4.  The total amount of distribution in respect to the Class D Noteholder.........................              5.69860
                                                                                                                 -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

           1.  The aggregate amount of such Collections with respect to Principal Receivables for the
               Monthly Period preceding such Payment Date ...................................................    $  632,537,712.05
                                                                                                                 -----------------
           2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
               Receivables for the Monthly Period preceding such Payment Date ...............................    $   54,162,702.34
                                                                                                                 -----------------
           3.  Recoveries for the preceding Monthly Period ..................................................    $    1,684,986.65
                                                                                                                 -----------------
           4.  The Defaulted Amount for the preceding Monthly Period ........................................    $   17,793,903.10
                                                                                                                 -----------------
           5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
               Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
               Receivables for the preceding Monthly Period..................................................                 5.98%
                                                                                                                 -----------------
           6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
               Monthly Period ...............................................................................    $3,169,830,316.02
                                                                                                                 -----------------
           7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
               Monthly Period...................................................... .........................    $3,178,965,891.72
                                                                                                                 -----------------
           8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
               beginning of the preceding Monthly Period.....................................................    $   56,316,245.44
                                                                                                                 -----------------
           9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
               last day of the preceding Monthly Period......................................................    $   55,306,583.04
                                                                                                                 -----------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period................................................................  $ 2,519,750,000.00
                                                                                                           ------------------
     11.  The Transferor Interest as of the last day of the preceding Monthly Period.....................  $   659,215,891.72
                                                                                                           ------------------
     12.  The transferor percentage as of the last day of the preceding Monthly Period...................               20.74%
                                                                                                           ------------------
     13.  The Required Transferor Percentage.............................................................                6.00%
                                                                                                           ------------------
     14.  The Required Transferor Interest...............................................................  $   190,737,953.50
                                                                                                           ------------------
     15.  The monthly principal payment rate for the preceding Monthly Period............................              19.955%
                                                                                                           ------------------
     16.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period..  $                -
                                                                                                           ------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage      Aggregate
                                                of Total        Account
                                              Receivables       Balance
(a) Delinquent between 30 days and 59 days       1.314%    $  42,506,433.67
(b) Delinquent between 60 days and 89 days       0.994%    $  32,152,137.88
(c) Delinquent between 90 days and 119 days      0.819%    $  26,493,687.26
(d) Delinquent between 120 days and 149 days     0.598%    $  19,326,962.84
(e) Delinquent between 150 days and 179 days     0.571%    $  18,467,187.60
(f) Delinquent 180 days or greater               0.000%    $              -
                                                 -----     ----------------
(g) Aggregate                                    4.296%    $ 138,946,409.25
                                                 =====     ================

V. Information regarding Series 2001-A

     1. The amount of Principal Receivables in the Trust represented by the Invested
        Amount of Series 2001-A as of the last day of the related Monthly Period........                $ 300,000,000.00
                                                                                                        ----------------

     2. The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2001-A on the last day of the related Monthly Period..                $ 300,000,000.00
                                                                                                        ----------------
                                                                                          NOTE FACTORS

     3. The amount of Principal Receivables in the Trust represented by the Class A
        Note Principal Balance on the last day of the related Monthly Period  ..........     1.0000     $ 240,000,000.00
                                                                                                        ----------------
     4. The amount of Principal Receivables in the Trust represented by the Class B
        Note Principal Balance on the last day of the related Monthly Period  ..........     1.0000     $  28,500,000.00
                                                                                                        ----------------

     5. The amount of Principal Receivables in the Trust represented by the Class C
        Note Principal Balance on the last day of the related Monthly Period  ..........     1.0000     $  21,000,000.00
                                                                                                        ----------------

     6. The amount of Principal Receivables in the trust represented by the Class D
        Note Principal Balance on the last day of the related Monthly Period  ..........     1.0000     $  10,500,000.00
                                                                                                        ----------------

     7. The Floating Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                                9.4642290%
                                                                                                        ----------------
     February 24, 2005 through February 28, 2005                                                               9.3539136%
                                                                                                        ----------------

     8. The Fixed Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                                N/A
                                                                                                        ----------------
     February 24, 2005 through February 28, 2005                                                               N/A
                                                                                                        ----------------

     9. The amount of Investor Principal Collections applicable to Series 2001-A........                $  59,734,601.50
                                                                                                        ----------------

     10a. The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date................................                $   3,929,058.10
                                                                                                        ----------------

     10b. The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section 8.04(a)
          of the Master Indenture.......................................................                $   1,191,658.39
                                                                                                        ----------------

     11.  The Investor Default Amount for the related Monthly Period....................                $   1,668,175.27
                                                                                                        ----------------

     12.  The Monthly Servicing Fee for the related Monthly Period......................                $     500,000.00
                                                                                                        ----------------

     13.  Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period.......................                           20.48%
                                                                                                        ----------------

                 b. The default rate for the related Monthly Period.....................                            6.67%
                                                                                                        ----------------

              c. The Net Portfolio Yield for the related Monthly Period............................            13.81%
                                                                                                      --------------

              d. The Base Rate for the related Monthly Period......................................             4.88%
                                                                                                      --------------

              e. The Excess Spread Percentage for the related Monthly Period.......................             8.93%
                                                                                                      --------------

              f. The Quarterly Excess Spread Percentage for the related Monthly Period.............             9.40%
                                                                                                      --------------

                              i)   Excess Spread Percentage related to              Feb-05                      8.93%
                                                                                                      --------------

                              ii)  Excess Spread Percentage related to              Jan-05                      9.23%
                                                                                                      --------------

                              iii) Excess Spread Percentage related to              Dec-04                     10.03%
                                                                                                      --------------

     14. Floating Rate Determinations:

     LIBOR for the Interest Period from  February 22, 2005 through and including March 20, 2005              2.59813%
                                                                                                      --------------

     15. Principal Funding Account

              a. The amount on deposit in the Principal Funding Account on the related
                 Payment Date (after taking into consideration deposits and withdraws for the
                 related Payment Date).............................................................   $            -
                                                                                                      --------------

              b. The Accumulation Shortfall with respect to the related Monthly Period.............   $            -
                                                                                                      --------------

              c. The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections.....................   $            -
                                                                                                      --------------

     16. Reserve Account

              a. The amount on deposit in the Reserve Account on the related Payment Date (after
                 taking into consideration deposits and withdraws for the related Payment Date)....   $            -
                                                                                                      --------------

              b. The Reserve Draw Amount for the related Monthly Period deposited into the
                 Collection Account to be treated as Available Finance Charge Collections..........   $            -
                                                                                                      --------------

              c. Interest earnings on the Reserve Account deposited into the Collection Account to
                 be treated as Available Finance Charge Collections................................   $            -
                                                                                                      --------------

     17. Cash Collateral Account

              a. The Required Cash Collateral Account Amount on the related Payment Date...........   $ 5,250,000.00
                                                                                                      --------------

              b. The Available Cash Collateral Account Amount on the related Payment Date..........   $ 5,250,000.00
                                                                                                      --------------

     18. Investor Charge-Offs

              a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period......   $            -
                                                                                                      --------------

              b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.......   $            -
                                                                                                      --------------

     19. The Monthly Principal Reallocation Amount for the related Monthly Period..................   $            -
                                                                                                      --------------

                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MICHAEL COCO
                  Name: Michael Coco
                  Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING FEBRUARY 28, 2005

The information which is required to be prepared with respect to the Payment Date of March 21, 2005 and with respect to the performance of the Trust during the period of February 1, 2005 through February 28, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder................    $               -
                                                                                                                  -----------------
      2.  The amount of distribution in respect to principal payment to the Class B Noteholder................    $               -
                                                                                                                  -----------------
      3.  The amount of distribution in respect to principal payment to the Class C Noteholder................    $               -
                                                                                                                  -----------------
      4.  The amount of distribution in respect to principal payment to the Class D Noteholder................    $               -
                                                                                                                  -----------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest...............................              2.09860
                                                                                                                  -----------------
      2.  The amount of distribution in respect to the Class B Monthly Interest...............................              2.47360
                                                                                                                  -----------------
      3.  The amount of distribution in respect to the Class C Monthly Interest...............................              3.26110
                                                                                                                  -----------------
      4.  The amount of distribution in respect to the Class D Monthly Interest...............................              6.82360
                                                                                                                  -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder...............................              2.09860
                                                                                                                  -----------------
      2.  The total amount of distribution in respect to the Class B Noteholder...............................              2.47360
                                                                                                                  -----------------
      3.  The total amount of distribution in respect to the Class C Noteholder...............................              3.26110
                                                                                                                  -----------------
      4.  The total amount of distribution in respect to the Class D Noteholder...............................              6.82360
                                                                                                                  -----------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date..........................................................    $  632,537,712.05
                                                                                                                  -----------------
      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date......................................    $   54,162,702.34
                                                                                                                  -----------------
      3.  Recoveries for the preceding Monthly Period.........................................................    $    1,684,986.65
                                                                                                                  -----------------
      4.  The Defaulted Amount for the preceding Monthly Period...............................................    $   17,793,903.10
                                                                                                                  -----------------
      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the  preceding Monthly Period.......................................................                 5.98%
                                                                                                                  -----------------
      6.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period ...........................................................................    $3,169,830,316.02
                                                                                                                  -----------------
      7.  The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period............................................................................    $3,178,965,891.72
                                                                                                                  -----------------
      8.  The total amount of Finance Charge and Administrative Receivables in the Trust
          at the beginning of the preceding Monthly Period....................................................    $   56,316,245.44
                                                                                                                  -----------------
      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
          of the preceding Monthly Period......................................................................   $   55,306,583.04
                                                                                                                  -----------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
          the last day of the preceding Monthly Period........................................................    $2,519,750,000.00
                                                                                                                  -----------------
      11. The Transferor Interest as of the last day of the preceding Monthly Period .........................    $  659,215,891.72
                                                                                                                  -----------------
      12. The transferor percentage as of the last day of the preceding Monthly Period .......................                20.74%
                                                                                                                  -----------------
      13. The Required Transferor Percentage .................................................................                 6.00%
                                                                                                                  -----------------
      14. The Required Transferor Interest ...................................................................    $  190,737,953.50
                                                                                                                  -----------------
      15. The monthly principal payment rate for the preceding Monthly Period ................................               19.955%
                                                                                                                  -----------------
      16. The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period......................................................................................    $               -
                                                                                                                  -----------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                     Percentage            Aggregate
                                                      of Total              Account
                                                     Receivables            Balance
(a) Delinquent between 30 days and 59 days              1.314%          $   42,506,433.67
(b) Delinquent between 60 days and 89 days              0.994%          $   32,152,137.88
(c) Delinquent between 90 days and 119 days             0.819%          $   26,493,687.26
(d) Delinquent between 120 days and 149 days            0.598%          $   19,326,962.84
(e) Delinquent between 150 days and 179 days            0.571%          $   18,467,187.60
(f) Delinquent 180 days or greater                      0.000%          $               -
                                                        -----           -----------------
(g) Aggregate                                           4.296%          $  138,946,409.25
                                                        =====           =================

V. Information regarding Series 2002-A

      1. The amount of Principal Receivables in the Trust represented by the Invested
         Amount of Series 2002-A as of the last day of the related Monthly Period..............................   $  300,000,000.00
                                                                                                                  -----------------
      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount
         of Series 2002-A on the last day of the related Monthly Period........................................   $  300,000,000.00
                                                                                                                  -----------------
                                                                                                     NOTE FACTORS
      3. The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period...........................    1.0000     $  240,000,000.00
                                                                                                                  -----------------
      4. The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period...........................    1.0000     $   27,750,000.00
                                                                                                                  -----------------

      5. The amount of Principal Receivables in the Trust represented by the Class C
         Note Principal Balance on the last day of the related Monthly Period......................    1.0000     $   21,750,000.00
                                                                                                                  -----------------
      6. The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period...........................    1.0000     $   10,500,000.00
                                                                                                                  -----------------
      7. The Floating Investor Percentage with respect to the period:

      February 1, 2005 through February 23, 2005                                                                          9.4642290%
                                                                                                                  -----------------
      February 24, 2005 through February 28, 2005                                                                         9.3539136%
                                                                                                                  -----------------
      8. The Fixed Investor Percentage with respect to the period:

      February 1, 2005 through February 23, 2005                                                                         N/A
                                                                                                                  -----------------
      February 24, 2005 through February 28, 2005                                                                        N/A
                                                                                                                  -----------------

      9. The amount of Investor Principal Collections applicable to Series 2002-A..............................   $   59,734,601.50
                                                                                                                  -----------------
      10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
           Account on the Related Payment Date to be treated as Servicer Interchange...........................   $       62,500.00
                                                                                                                  -----------------
      10b. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date ................................................................   $    3,929,182.35
                                                                                                                  -----------------

      10c. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
           the related Payment Date pursuant to Section 8.04(a) of the Master Indenture........................   $    1,129,158.39
                                                                                                                  -----------------
      11.  The Investor Default Amount for the related Monthly Period..........................................   $    1,668,175.27
                                                                                                                  -----------------
      12.  The Monthly Servicing Fee for the related Monthly Period ...........................................   $      500,000.00
                                                                   .                                              -----------------
      13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period........................................................            20.48%
                                                                                                                   --------------
        b. The default rate for the related Monthly Period......................................................             6.67%
                                                                                                                   --------------
        c. The Net Portfolio Yield for the related Monthly Period...............................................            13.81%
                                                                                                                   --------------
        d. The Base Rate for the related Monthly Period.........................................................             4.86%
                                                                                                                   --------------
        e. The Excess Spread Percentage for the related Monthly Period..........................................             8.95%
                                                                                                                   --------------
        f. The Quarterly Excess Spread Percentage for the related Monthly Period ...............................             9.42%
                                                                                                                   --------------
                i) Excess Spread Percentage related to         Feb-05                                                        8.95%
                                                                                                                   --------------
                ii) Excess Spread Percentage related to        Jan-05                                                        9.25%
                                                                                                                   --------------
                iii) Excess Spread Percentage related to       Dec-04                                                       10.05%
                                                                                                                   --------------
    14. Floating Rate Determinations:

    LIBOR for the Interest Period from February 22, 2005 through and including March 20, 2005                             2.59813%
                                                                                                                   --------------
    15. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws for the related
           Payment Date)........................................................................................   $            -
                                                                                                                   --------------
        b. The Accumulation Shortfall with respect to the related Monthly Period................................   $            -
                                                                                                                   --------------
        c. The Principal Funding Investment Proceeds deposited in the Collection
           Account to be treated as Available Finance Charge Collections........................................   $            -
                                                                                                                   --------------
    16. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment
           Date (after taking into consideration deposits and withdraws for the
           related Payment Date)................................................................................   $   375,000.00
                                                                                                                   --------------
        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
           Collections..........................................................................................   $            -
                                                                                                                   --------------
        c. Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections........................................   $       124.25
                                                                                                                   --------------
    17. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date..............................     6,000,000.00
                                                                                                                   --------------
        b. The Available Cash Collateral Account Amount on the related Payment Date.............................   $ 6,000,000.00
                                                                                                                   --------------

    18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..........................   $            -
                                                                                                                   --------------
        b. The aggregate amount of Investor Charge-Offs reimbursed
           on the Payment Date..................................................................................   $            -
                                                                                                                   --------------
    19. The Monthly Principal Reallocation Amount for the related Monthly Period................................   $            -
                                                                                                                   --------------

                 Advanta Bank Corp.
                 as Servicer

                 By: /s/ MICHAEL COCO
                 Name: Michael Coco
                 Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                        MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2003-A
                         PERIOD ENDING FEBRUARY 28, 2005

The information which is required to be prepared with respect to the Payment Date of March 21, 2005 and with respect to the performance of the Trust during the period of February 1, 2005 through February 28, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder......       $                  -
                                                                                                         --------------------
    2.  The amount of distribution in respect to principal payment to the Class B Noteholder......       $                  -
                                                                                                         --------------------
    3.  The amount of distribution in respect to principal payment to the Class C Noteholder......       $                  -
                                                                                                         --------------------
    4.  The amount of distribution in respect to principal payment to the Class D Noteholder......       $                  -
                                                                                                         --------------------
II. Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest.....................                    2.24860
                                                                                                         --------------------
    2.  The amount of distribution in respect to the Class B Monthly Interest.....................                    3.26110
                                                                                                         --------------------
    3.  The amount of distribution in respect to the Class C Monthly Interest.....................                    4.57360
                                                                                                         --------------------
    4.  The amount of distribution in respect to the Class D Monthly Interest.....................                    7.94860
                                                                                                         --------------------
III. Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder.....................                    2.24860
                                                                                                         --------------------
    2.  The total amount of distribution in respect to the Class B Noteholder.....................                    3.26110
                                                                                                         --------------------
    3.  The total amount of distribution in respect to the Class C Noteholder.....................                    4.57360
                                                                                                         --------------------
    4.  The total amount of distribution in respect to the Class D Noteholder.....................                    7.94860
                                                                                                         --------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal
        Receivables for the Monthly Period preceding such Payment Date............................       $     632,537,712.05
                                                                                                         --------------------
    2.  The aggregate amount of such Collections with respect to Finance Charge
        and Administrative Receivables for the Monthly Period preceding such Payment Date ........       $      54,162,702.34
                                                                                                         --------------------
    3.  Recoveries for the preceding Monthly Period...............................................       $       1,684,986.65
                                                                                                         --------------------
    4.  The Defaulted Amount for the preceding Monthly Period.....................................       $      17,793,903.10
                                                                                                         --------------------
    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period,
        and the denominator is the average Receivables for the preceding Monthly Period...........                       5.98%
                                                                                                         --------------------
    6.  The total amount of Principal Receivables in the trust at the beginning of
        the preceding Monthly Period..............................................................       $   3,169,830,316.02
                                                                                                         --------------------
    7.  The total amount of Principal Receivables in the trust as of the last day
        of the preceding Monthly Period...........................................................       $   3,178,965,891.72
                                                                                                         --------------------
    8.  The total amount of Finance Charge and Administrative Receivables in the
        Trust at the beginning of the preceding Monthly Period....................................       $      56,316,245.44
                                                                                                         --------------------
    9.  The total amount of Finance Charge and Administrative Receivables in the
        Trust as of the last day of the preceding Monthly Period..................................       $      55,306,583.04
                                                                                                         --------------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period..................................................................  $ 2,519,750,000.00
                                                                                                           ------------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period......................   $   659,215,891.72
                                                                                                           ------------------

    12. The transferor percentage as of the last day of the preceding Monthly Period....................                20.74%
                                                                                                           ------------------

    13. The Required Transferor Percentage..............................................................                 6.00%
                                                                                                           ------------------

    14. The Required Transferor Interest................................................................   $   190,737,953.50
                                                                                                           ------------------

    15. The monthly principal payment rate for the preceding Monthly Period.............................               19.955%
                                                                                                           ------------------

    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.....  $                -
                                                                                                           ------------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage               Aggregate
                                                of Total                 Account
                                               Receivables               Balance
(a) Delinquent between 30 days and 59 days        1.314%            $ 42,506,433.67
(b) Delinquent between 60 days and 89 days        0.994%            $ 32,152,137.88
(c) Delinquent between 90 days and 119 days       0.819%            $ 26,493,687.26
(d) Delinquent between 120 days and 149 days      0.598%            $ 19,326,962.84
(e) Delinquent between 150 days and 179 days      0.571%            $ 18,467,187.60
(f) Delinquent 180 days or greater                0.000%            $              -
                                               --------             ----------------
(g) Aggregate                                     4.296%            $ 138,946,409.25
                                               ========             ================

V. Information regarding Series 2003-A

     1. The amount of Principal Receivables in the Trust represented by the
        Invested Amount of Series 2003-A as of the last day of the related Monthly
        Period......................................................................................  $ 400,000,000.00
                                                                                                      ----------------

     2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-A  on the last day of the related Monthly Period......................................................................  $ 400,000,000.00
                                                                                                      ----------------
                                                                                       NOTE FACTORS
     3. The amount of Principal Receivables in the Trust represented by the Class
        A Note Principal Balance on  the last day of the related Monthly Period......     1.0000      $ 320,000,000.00
                                                                                                      ----------------

     4. The amount of Principal Receivables in the Trust represented by  the Class
        B Note Principal Balance on the last day of the related Monthly Period.......     1.0000      $  37,000,000.00
                                                                                                      ----------------

     5. The amount of Principal Receivables in the Trust represented by the Class
        C Note Principal Balance on the last day of the related Monthly Period.......     1.0000      $  29,000,000.00
                                                                                                      ----------------

     6. The amount of Principal Receivables in the trust represented by the Class
        D Note Principal Balance on the last day of the related Monthly Period.......     1.0000      $  14,000,000.00
                                                                                                      ----------------

     7. The Floating Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                             12.6189720%
                                                                                                      ----------------
     February 24, 2005 through February 28, 2005                                                            12.4718848%
                                                                                                      ----------------

     8. The Fixed Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                             N/A
                                                                                                      ----------------
     February 24, 2005 through February 28, 2005                                                            N/A
                                                                                                      ----------------

     9. The amount of Investor Principal Collections applicable to Series 2003-A...................   $  79,646,135.35
                                                                                                      ----------------

     10a. The amount of the Investor Finance Charge Collections on deposit in the
          Collection Account on the Related Payment Date to be treated as Servicer
          Interchange..............................................................................   $      83,333.33
                                                                                                      ----------------

     10b. The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date...........................................   $   5,238,744.13
                                                                                                      ----------------

     10c. The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section
          8.04(a) of the Master Indenture..........................................................   $   1,505,544.54
                                                                                                      ----------------

     11.  The Investor Default Amount for the related Monthly Period...............................   $   2,224,233.69
                                                                                                      ----------------

     12.  The Monthly Servicing Fee for the related Monthly Period.................................   $     666,666.67
                                                                                                      ----------------

     13. Trust yields for the related Monthly Period

           a. The cash yield for the related Monthly Period.....................................................            20.48%
                                                                                                                   --------------

           b. The default rate for the related Monthly Period...................................................             6.67%
                                                                                                                   --------------

           c. The Net Portfolio Yield for the related Monthly Period............................................            13.81%
                                                                                                                   --------------

           d. The Base Rate for the related Monthly Period......................................................             5.25%
                                                                                                                   --------------

           e. The Excess Spread Percentage for the related Monthly Period.......................................             8.56%
                                                                                                                   --------------

           f. The Quarterly Excess Spread Percentage for the related Monthly Period.............................             8.98%
                                                                                                                   --------------

                 i) Excess Spread Percentage related to         Feb-05                                                       8.56%
                                                                                                                   --------------

                 ii) Excess Spread Percentage related to        Jan-05                                                       8.77%
                                                                                                                   --------------

                 iii) Excess Spread Percentage related to       Dec-04                                                       9.60%
                                                                                                                   --------------

     14. Floating Rate Determinations:

     LIBOR for the Interest Period from  February 22, 2005 through and including March 20, 2005.................          2.59813%
                                                                                                                   --------------

     15. Principal Funding Account

           a. The amount on deposit in the Principal Funding Account on the related Payment Date
              (after taking into consideration deposits and withdraws for the related Payment Date).............   $            -
                                                                                                                   --------------

           b. The Accumulation Shortfall with respect to the related Monthly Period.............................   $            -
                                                                                                                   --------------

           c. The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections.....................................   $            -
                                                                                                                   --------------

     16. Reserve Account

           a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
              into consideration deposits and withdraws for the related Payment Date)...........................   $            -
                                                                                                                   --------------

           b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
              Account to be treated as Available Finance Charge Collections.....................................   $            -
                                                                                                                   --------------

           c. Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections.....................................   $            -
                                                                                                                   --------------

     17. Cash Collateral Account

           a. The Required Cash Collateral Account Amount on the related Payment Date...........................     8,000,000.00
                                                                                                                   --------------

           b. The Available Cash Collateral Account Amount on the related Payment Date..........................   $ 8,000,000.00
                                                                                                                   --------------

     18. Investor Charge-Offs

           a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.......................   $            -
                                                                                                                   --------------

           b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.......................   $            -
                                                                                                                   --------------

     19. The Monthly Principal Reallocation Amount for the related Monthly Period...............................   $            -
                                                                                                                   --------------

            Advanta Bank Corp.
            as Servicer

            By: /s/ MICHAEL COCO
            Name: Michael Coco
            Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING FEBRUARY 28, 2005

The information which is required to be prepared with respect to the Payment Date of March 21, 2005 and with respect to the performance of the Trust during the period of February 1, 2005 through February 28, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder..............   $                -
                                                                                                              ------------------

      2. The amount of distribution in respect to principal payment to the Class B Noteholder..............   $                -
                                                                                                              ------------------

      3. The amount of distribution in respect to principal payment to the Class C Noteholder..............   $                -
                                                                                                              ------------------

      4. The amount of distribution in respect to principal payment to the Class D Noteholder..............   $                -
                                                                                                              ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest.............................              2.21110
                                                                                                              ------------------

      2. The amount of distribution in respect to the Class B Monthly Interest.............................              3.18610
                                                                                                              ------------------

      3. The amount of distribution in respect to the Class C Monthly Interest.............................              5.02360
                                                                                                              ------------------

      4. The amount of distribution in respect to the Class D Monthly Interest.............................              7.94860
                                                                                                              ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder.............................              2.21110
                                                                                                              ------------------

      2. The total amount of distribution in respect to the Class B Noteholder.............................              3.18610
                                                                                                              ------------------

      3. The total amount of distribution in respect to the Class C Noteholder.............................              5.02360
                                                                                                              ------------------

      4. The total amount of distribution in respect to the Class D Noteholder.............................              7.94860
                                                                                                              ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables
         for the Monthly Period preceding such Payment Date................................................   $   632,537,712.05
                                                                                                              ------------------

      2. The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date.....................   $    54,162,702.34
                                                                                                              ------------------

      3. Recoveries for the preceding Monthly Period.......................................................   $     1,684,986.65
                                                                                                              ------------------

      4. The Defaulted Amount for the preceding Monthly Period.............................................   $    17,793,903.10
                                                                                                              ------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
         is the average Receivables for the preceding Monthly Period.......................................                 5.98%
                                                                                                              ------------------

      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period....................................................................................   $ 3,169,830,316.02
                                                                                                              ------------------

      7. The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period.................................................... .....................   $ 3,178,965,891.72
                                                                                                              ------------------

      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period.........................................................   $    56,316,245.44
                                                                                                              ------------------

      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period..........................................................   $    55,306,583.04
                                                                                                              ------------------


     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
         last day of the preceding Monthly Period.........................................................   $ 2,519,750,000.00
                                                                                                             ------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period.......................   $   659,215,891.72
                                                                                                             ------------------

     12. The transferor percentage as of the last day of the preceding Monthly Period.....................                20.74%
                                                                                                             ------------------

     13. The Required Transferor Percentage...............................................................                 6.00%
                                                                                                             ------------------

     14. The Required Transferor Interest.................................................................   $   190,737,953.50
                                                                                                             ------------------

     15. The monthly principal payment rate for the preceding Monthly Period..............................               19.955%
                                                                                                             ------------------

     16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
         Period...........................................................................................   $                -
                                                                                                             ------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                       Percentage         Aggregate
                                                        of Total           Account
                                                      Receivables          Balance
(a) Delinquent between 30 days and 59 days               1.314%       $  42,506,433.67
(b) Delinquent between 60 days and 89 days               0.994%       $  32,152,137.88
(c) Delinquent between 90 days and 119 days              0.819%       $  26,493,687.26
(d) Delinquent between 120 days and 149 days             0.598%       $  19,326,962.84
(e) Delinquent between 150 days and 179 days             0.571%       $  18,467,187.60
(f) Delinquent 180 days or greater                       0.000%       $              -
                                                         -----        ----------------
(g) Aggregate                                            4.296%       $ 138,946,409.25
                                                         =====        ================

V. Information regarding Series 2003-B

      1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
         Series 2003-B as of the last day of the related Monthly Period....................................   $   300,000,000.00
                                                                                                              ------------------

      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2003-B on the last day of the related Monthly Period.............................   $   300,000,000.00
                                                                                                              ------------------
                                                                                              NOTE FACTORS

      3. The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period.......................  1.0000       $   240,000,000.00
                                                                                                              ------------------

      4. The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period.......................  1.0000       $    27,750,000.00
                                                                                                              ------------------

      5. The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period.......................  1.0000       $    21,750,000.00
                                                                                                              ------------------

      6. The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period.......................  1.0000       $    10,500,000.00
                                                                                                              ------------------

      7. The Floating Investor Percentage with respect to the period:

      February 1, 2005 through February 23, 2005                                                                       9.4642290%
                                                                                                              ------------------
      February 24, 2005 through February 28, 2005                                                                      9.3539136%
                                                                                                              ------------------

      8. The Fixed Investor Percentage with respect to the period:

      February 1, 2005 through February 23, 2005                                                                      N/A
                                                                                                              ------------------
      February 24, 2005 through February 28, 2005                                                                     N/A
                                                                                                              ------------------

      9. The amount of Investor Principal Collections applicable to Series 2003-B..........................   $    59,734,601.50
                                                                                                              ------------------

      10a. The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date.............................................................   $     3,929,058.10
                                                                                                              ------------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection
           Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture.........   $     1,191,658.39
                                                                                                              ------------------

      11. The Investor Default Amount for the related Monthly Period.......................................   $     1,668,175.27
                                                                                                              ------------------

      12. The Monthly Servicing Fee for the related Monthly Period.........................................   $       500,000.00
                                                                                                              ------------------

      13. Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period...............................................                20.48%
                                                                                                              ------------------

            b. The default rate for the related Monthly Period.............................................                 6.67%
                                                                                                              ------------------

           c. The Net Portfolio Yield for the related Monthly Period.........................................                13.81%
                                                                                                                ------------------

           d. The Base Rate for the related Monthly Period...................................................                 5.25%
                                                                                                                ------------------

           e. The Excess Spread Percentage for the related Monthly Period....................................                 8.56%
                                                                                                                ------------------

           f. The Quarterly Excess Spread Percentage for the related Monthly Period..........................                 8.98%
                                                                                                                ------------------

                 i) Excess Spread Percentage related to             Feb-05                                                    8.56%
                                                                                                                ------------------

                 ii) Excess Spread Percentage related to            Jan-05                                                    8.78%
                                                                                                                ------------------

                 iii) Excess Spread Percentage related to           Dec-04                                                    9.61%
                                                                                                                ------------------

     14. Floating Rate Determinations:

     LIBOR for the Interest Period from  February 22, 2005 through and  including March 20, 2005                           2.59813%
                                                                                                                ------------------

     15. Principal Funding Account

           a. The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for the related
              Payment Date)..................................................................................   $                -
                                                                                                                ------------------

           b. The Accumulation Shortfall with respect to the related Monthly Period..........................   $                -
                                                                                                                ------------------

           c. The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections..................................   $                -
                                                                                                                ------------------

     16. Reserve Account

           a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
              into consideration deposits and withdraws for the related Payment Date)........................   $                -
                                                                                                                ------------------

           b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
              Account to be treated as Available Finance Charge Collections..................................   $                -
                                                                                                                ------------------

           c. Interest earnings on the Reserve Account deposited into the Collection Account to be
              treated as Available Finance Charge Collections................................................   $                -
                                                                                                                ------------------

     17. Cash Collateral Account

           a. The Required Cash Collateral Account Amount on the related Payment Date........................   $     6,750,000.00
                                                                                                                ------------------

           b. The Available Cash Collateral Account Amount on the related Payment Date.......................   $     6,750,000.00
                                                                                                                ------------------

     18. Investor Charge-Offs

           a. The aggregate amount of Investor Charge-Offs for the related Monthly Period....................   $                -
                                                                                                                ------------------

           b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date....................   $                -
                                                                                                                ------------------

     19. The Monthly Principal Reallocation Amount for the related Monthly Period............................   $                -
                                                                                                                ------------------

            Advanta Bank Corp.
            as Servicer

            By: /s/ MICHAEL COCO
            Name: Michael Coco
            Title: Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING FEBRUARY 28, 2005

The information which is required to be prepared with respect to the Payment Date of March 21, 2005 and with respect to the performance of the Trust during the period of February 1, 2005 through February 28, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A-1 Noteholders...........   $                -
                                                                                                              ------------------
      2. The amount of distribution in respect to principal payment to the Class A-2 Noteholders...........   $                -
                                                                                                              ------------------
      3. The amount of distribution in respect to principal payment to the Class B Noteholders.............   $                -
                                                                                                              ------------------
      4. The amount of distribution in respect to principal payment to the Class C-1 Noteholders...........   $                -
                                                                                                              ------------------
      5. The amount of distribution in respect to principal payment to the Class C-2 Noteholders...........   $                -
                                                                                                              ------------------
      6. The amount of distribution in respect to principal payment to the Class D Noteholders.............   $                -
                                                                                                              ------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A-1 Monthly Interest...........................   $          2.20083
                                                                                                              ------------------
      2. The amount of distribution in respect to the Class A-2 Monthly Interest...........................   $          2.12110
                                                                                                              ------------------
      3. The amount of distribution in respect to the Class B Monthly Interest.............................   $          3.07360
                                                                                                              ------------------
      4. The amount of distribution in respect to the Class C-1 Monthly Interest...........................   $          4.91110
                                                                                                              ------------------
      5. The amount of distribution in respect to the Class C-2 Monthly Interest...........................   $          4.95833
                                                                                                              ------------------
      6. The amount of distribution in respect to the Class D Monthly Interest.............................   $          7.19860
                                                                                                              ------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of
     $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A-1 Noteholders..........................   $          2.20083
                                                                                                              ------------------
      2. The total amount of distribution in respect to the Class A-2 Noteholders..........................   $          2.12110
                                                                                                              ------------------
      3. The total amount of distribution in respect to the Class B Noteholders............................   $          3.07360
                                                                                                              ------------------
      4. The total amount of distribution in respect to the Class C-1 Noteholders..........................   $          4.91110
                                                                                                              ------------------
      5. The total amount of distribution in respect to the Class C-2 Noteholders..........................   $          4.95833
                                                                                                              ------------------
      6. The total amount of distribution in respect to the Class D Noteholders............................   $          7.19860
                                                                                                              ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date........................................................   $   632,537,712.05
                                                                                                              ------------------

      2. The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date.....................   $    54,162,702.34
                                                                                                              ------------------

      3. Recoveries for the preceding Monthly Period.......................................................   $     1,684,986.65
                                                                                                              ------------------

      4. The Defaulted Amount for the preceding Monthly Period.............................................   $    17,793,903.10
                                                                                                              ------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
         is the average Receivables for the preceding Monthly Period.......................................                 5.98%
                                                                                                              ------------------

      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period....................................................................................   $ 3,169,830,316.02
                                                                                                              ------------------

      7. The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period..........................................................................   $ 3,178,965,891.72
                                                                                                              ------------------

      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period.........................................................   $    56,316,245.44
                                                                                                              ------------------

      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period..........................................................   $    55,306,583.04
                                                                                                              ------------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
          last day of the preceding Monthly Period.........................................................   $ 2,519,750,000.00
                                                                                                              ------------------

     11. The Transferor Interest as of the last day of the preceding Monthly Period......................   $  659,215,891.72
                                                                                                            -----------------
     12. The transferor percentage as of the last day of the preceding Monthly Period....................               20.74%
                                                                                                            -----------------
     13. The Required Transferor Percentage..............................................................                6.00%
                                                                                                            -----------------
     14. The Required Transferor Interest................................................................   $  190,737,953.50
                                                                                                            -----------------
     15. The monthly principal payment rate for the preceding Monthly Period.............................              19.955%
                                                                                                            -----------------
     16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period...   $               -
                                                                                                            -----------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage       Aggregate
                                                of Total         Account
                                               Receivables       Balance
                                               -----------   ----------------
(a) Delinquent between 30 days and 59 days       1.314%      $  42,506,433.67
(b) Delinquent between 60 days and 89 days       0.994%      $  32,152,137.88
(c) Delinquent between 90 days and 119 days      0.819%      $  26,493,687.26
(d) Delinquent between 120 days and 149 days     0.598%      $  19,326,962.84
(e) Delinquent between 150 days and 179 days     0.571%      $  18,467,187.60
(f) Delinquent 180 days or greater               0.000%      $              -
                                                 -----       ----------------
(g) Aggregate                                    4.296%      $ 138,946,409.25
                                                 =====       ================

V. Information regarding Series 2003-C

     1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
        2003-C as of the last day of the related Monthly Period..................................................  $ 300,000,000.00
                                                                                                                   ----------------
     2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-C on the last day of the related Monthly Period...........................................  $ 300,000,000.00
                                                                                                                   ----------------
                                                                                                     NOTE FACTORS

     3. The amount of Principal Receivables in the Trust represented by the Class A-1 Note Principal
        Balance on the last day of the related Monthly Period........................................   1.0000     $ 210,000,000.00
                                                                                                                   ----------------
     4. The amount of Principal Receivables in the Trust represented by the Class A-2 Note Principal
        Balance on the last day of the related Monthly Period........................................   1.0000     $  30,000,000.00
                                                                                                                   ----------------
     5. The amount of Principal Receivables in the Trust represented by the Class B Note Principal
        Balance on the last day of the related Monthly Period........................................   1.0000     $  27,750,000.00
                                                                                                                   ----------------
     6. The amount of Principal Receivables in the Trust represented by the Class C-1 Note Principal
        Balance on the last day of the related Monthly Period........................................   1.0000     $  10,000,000.00
                                                                                                                   ----------------
     7. The amount of Principal Receivables in the Trust represented by the Class C-2 Note Principal
        Balance on the last day of the related Monthly Period........................................   1.0000     $  11,750,000.00
                                                                                                                   ----------------
     8. The amount of Principal Receivables in the trust represented by the Class D Note Principal
        Balance on the last day of the related Monthly Period........................................   1.0000     $  10,500,000.00
                                                                                                                   ----------------
     9. The Floating Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                                           9.4642290%
                                                                                                                   ----------------
     February 24, 2005 through February 28, 2005                                                                          9.3539136%
                                                                                                                   ----------------
     10. The Fixed Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                                           N/A
                                                                                                                   ----------------
     February 24, 2005 through February 28, 2005                                                                          N/A
                                                                                                                   ----------------
     11. The amount of Investor Principal Collections applicable to Series 2003-C................................  $  59,734,601.50
                                                                                                                   ----------------
     12a. The amount of Available Finance Charge Collections on deposit in the Collection Account on
          the related Payment Date...............................................................................  $   3,929,058.10
                                                                                                                   ----------------
     12b. The amount of Available Finance Charge Collections not on deposit in the Collection Account
          on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture........................  $   1,191,658.39
                                                                                                                   ----------------
     13. The Investor Default Amount for the related Monthly Period..............................................  $   1,668,175.27
                                                                                                                   ----------------
     14. The Monthly Servicing Fee for the related Monthly Period................................................  $     500,000.00
                                                                                                                   ----------------
     15. Trust yields for the related Monthly Period

                      a. The cash yield for the related Monthly Period...........................................             20.48%
                                                                                                                   ----------------
                      b. The default rate for the related Monthly Period.........................................              6.67%
                                                                                                                   ----------------
                      c. The Net Portfolio Yield for the related Monthly Period..................................             13.81%
                                                                                                                   ----------------

                      d. The Base Rate for the related Monthly Period...........................................               5.18%
                                                                                                                   ----------------
                      e. The Excess Spread Percentage for the related Monthly Period............................               8.63%
                                                                                                                   ----------------
                      f. The Quarterly Excess Spread Percentage for the related Monthly Period..................               9.11%
                                                                                                                   ----------------
                                 i) Excess Spread Percentage related to          Feb-05                                        8.63%
                                                                                                                   ----------------
                                 ii) Excess Spread Percentage related to         Jan-05                                        8.92%
                                                                                                                   ----------------
                                 iii) Excess Spread Percentage related to        Dec-04                                        9.78%
                                                                                                                   ----------------
     16. Floating Rate Determinations:

     Average Federal Funds Rate for the Interest Period from  February 22, 2005 through and including
     March 20, 2005                                                                                                         2.53444%
                                                                                                                   ----------------
     LIBOR for the Interest Period from February 22, 2005 through and including
     March 20, 2005                                                                                                         2.59813%
                                                                                                                   ----------------

Federal Funds Rate in effect for each day during the interest period of February 22, 2005 through and including March 20, 2005

February 22    2.51%   March 2   2.39%   March 10   2.50%   March 18   2.61%
February 23    2.57%   March 3   2.48%   March 11   2.52%   March 19   2.61%
February 24    2.53%   March 4   2.51%   March 12   2.52%   March 20   2.61%
February 25    2.55%   March 5   2.51%   March 13   2.52%
February 26    2.55%   March 6   2.51%   March 14   2.51%
February 27    2.55%   March 7   2.50%   March 15   2.59%
February 28    2.54%   March 8   2.51%   March 16   2.61%
March 1        2.52%   March 9   2.49%   March 17   2.61%

     17. Principal Funding Account

                     a. The amount on deposit in the Principal Funding Account on the related
                        Payment Date (after taking into consideration deposits and withdraws for the
                        related Payment Date)..............................................................  $              -
                                                                                                             ----------------
                     b. The Accumulation Shortfall with respect to the related Monthly Period..............  $              -
                                                                                                             ----------------
                     c. The Principal Funding Investment Proceeds deposited in the Collection
                        Account to be treated as Available Finance Charge Collections......................  $              -
                                                                                                             ----------------
     18. Reserve Account

                     a. The amount on deposit in the Reserve Account on the related Payment Date
                        (after taking into consideration deposits and withdraws for the related
                        Payment Date)......................................................................  $              -
                                                                                                             ----------------
                     b. The Reserve Draw Amount for the related Monthly Period deposited into the
                        Collection Account to be treated as Available Finance Charge Collections...........  $              -
                                                                                                             ----------------
                     c. Interest earnings on the Reserve Account deposited into the Collection
                        Account to be treated as Available Finance Charge Collections......................  $              -
                                                                                                             ----------------
     19. Cash Collateral Account

                     a. The Required Cash Collateral Account Amount on the related Payment Date............  $   6,750,000.00
                                                                                                             ----------------
                     b. The Available Cash Collateral Account Amount on the related Payment Date...........  $   6,750,000.00
                                                                                                             ----------------
     20. Investor Charge-Offs

                     a. The aggregate amount of Investor Charge-Offs for the related Monthly Period........  $              -
                                                                                                             ----------------
                     b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date........  $              -
                                                                                                             ----------------
     21. The Monthly Principal Reallocation Amount for the related Monthly Period..........................  $              -
                                                                                                             ----------------

                   Advanta Bank Corp.
                   as Servicer

                   By: /s/ MICHAEL COCO
                   Name: Michael Coco
                   Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING FEBRUARY 28, 2005

The information which is required to be prepared with respect to the Payment Date of March 21, 2005 and with respect to the performance of the Trust during the period of February 1, 2005 through February 28, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the Class A Noteholder......  $                  -
                                                                                                            --------------------
            2.  The amount of distribution in respect to principal payment to the Class B Noteholder......  $                  -
                                                                                                            --------------------
            3.  The amount of distribution in respect to principal payment to the Class C Noteholder......  $                  -
                                                                                                            --------------------
            4.  The amount of distribution in respect to principal payment to the Class D Noteholder......  $                  -
                                                                                                            --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest.....................               2.15110
                                                                                                            --------------------
            2.  The amount of distribution in respect to the Class B Monthly Interest.....................               2.81110
                                                                                                            --------------------
            3.  The amount of distribution in respect to the Class C Monthly Interest.....................               4.12360
                                                                                                            --------------------
            4.  The amount of distribution in respect to the Class D Monthly Interest.....................               7.57360
                                                                                                            --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder.....................               2.15110
                                                                                                            --------------------
            2.  The total amount of distribution in respect to the Class B Noteholder.....................               2.81110
                                                                                                            --------------------
            3.  The total amount of distribution in respect to the Class C Noteholder.....................               4.12360
                                                                                                            --------------------
            4.  The total amount of distribution in respect to the Class D Noteholder.....................               7.57360
                                                                                                            --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal Receivables for the
                Monthly Period preceding such Payment Date................................................  $     632,537,712.05
                                                                                                            --------------------
            2.  The aggregate amount of such Collections with respect to Finance Charge and
                Administrative Receivables for the Monthly Period preceding such Payment Date ............  $      54,162,702.34
                                                                                                            --------------------
            3.  Recoveries for the preceding Monthly Period...............................................  $       1,684,986.65
                                                                                                            --------------------
            4.  The Defaulted Amount for the preceding Monthly Period.....................................  $      17,793,903.10
                                                                                                            --------------------
            5.  The annualized percentage equivalent of a fraction, the numerator of which is the
                Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
                is the average Receivables for the preceding Monthly Period...............................                  5.98%
                                                                                                            --------------------
            6.  The total amount of Principal Receivables in the trust at the beginning of the
                preceding Monthly Period..................................................................  $   3,169,830,316.02
                                                                                                            --------------------
            7.  The total amount of Principal Receivables in the trust as of the last day of the
                preceding Monthly Period..................................................................  $   3,178,965,891.72
                                                                                                            --------------------
            8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
                beginning of the preceding Monthly Period.................................................  $      56,316,245.44
                                                                                                            --------------------
            9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
                last day of the preceding Monthly Period..................................................  $      55,306,583.04
                                                                                                            --------------------

     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
         last day of the preceding Monthly Period..........................................................  $   2,519,750,000.00
                                                                                                             --------------------
     11. The Transferor Interest as of the last day of the preceding Monthly Period........................  $     659,215,891.72
                                                                                                             --------------------
     12. The transferor percentage as of the last day of the preceding Monthly Period......................                 20.74%
                                                                                                             --------------------
     13. The Required Transferor Percentage................................................................                  6.00%
                                                                                                             --------------------
     14. The Required Transferor Interest..................................................................  $     190,737,953.50
                                                                                                             --------------------
     15. The monthly principal payment rate for the preceding Monthly Period...............................                19.955%
                                                                                                             --------------------
     16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
         Period............................................................................................  $                  -
                                                                                                             --------------------

     17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                              Percentage      Aggregate
                                               of Total        Account
                                              Receivables      Balance
(a) Delinquent between 30 days and 59 days       1.314%    $ 42,506,433.67
(b) Delinquent between 60 days and 89 days       0.994%    $ 32,152,137.88
(c) Delinquent between 90 days and 119 days      0.819%    $ 26,493,687.26
(d) Delinquent between 120 days and 149 days     0.598%    $ 19,326,962.84
(e) Delinquent between 150 days and 179 days     0.571%    $ 18,467,187.60
(f) Delinquent 180 days or greater               0.000%    $             -
                                                 -----     ---------------
(g) Aggregate                                    4.296%    $138,946,409.25
                                                 =====     ===============

V. Information regarding Series 2003-D

     1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
        Series 2003-D as of the last day of the related Monthly Period..........................................   $ 400,000,000.00
                                                                                                                   ----------------
     2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
        Amount of Series 2003-D on the last day of the related Monthly Period...................................   $ 400,000,000.00
                                                                                                                   ----------------
                                                                                                     NOTE FACTORS
     3. The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period............................     1.0000     $ 320,000,000.00
                                                                                                                   ----------------
     4. The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period............................     1.0000     $  37,000,000.00
                                                                                                                   ----------------
     5. The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period............................     1.0000     $  29,000,000.00
                                                                                                                   ----------------
     6. The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period............................     1.0000     $  14,000,000.00
                                                                                                                   ----------------
     7. The Floating Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                                          12.6189720%
                                                                                                                   ----------------
     February 24, 2005 through February 28, 2005                                                                         12.4718848%
                                                                                                                   ----------------
     8. The Fixed Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                                          N/A
                                                                                                                   ----------------
     February 24, 2005 through February 28, 2005                                                                         N/A
                                                                                                                   ----------------
     9. The amount of Investor Principal Collections applicable to Series 2003-D................................   $  79,646,135.35
                                                                                                                   ----------------
     10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
          on the related Payment Date...........................................................................   $   5,238,744.13
                                                                                                                   ----------------
     10b. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture...............   $   1,588,877.87
                                                                                                                   ----------------
     11. The Investor Default Amount for the related Monthly Period.............................................   $   2,224,233.69
                                                                                                                   ----------------
     12. The Monthly Servicing Fee for the related Monthly Period...............................................   $     666,666.67
                                                                                                                   ----------------
     13. Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period...............................................              20.48%
                                                                                                                   ----------------
                 b. The default rate for the related Monthly Period.............................................               6.67%
                                                                                                                   ----------------
                 c. The Net Portfolio Yield for the related Monthly Period......................................              13.81%
                                                                                                                   ----------------

                  d. The Base Rate for the related Monthly Period....................................                  5.05%
                                                                                                       --------------------
                  e. The Excess Spread Percentage for the related Monthly Period.....................                  8.76%
                                                                                                       --------------------
                  f. The Quarterly Excess Spread Percentage for the related Monthly Period...........                  9.20%
                                                                                                       --------------------
                               i) Excess Spread Percentage related to           Feb-05                                 8.76%
                                                                                                       --------------------
                               ii) Excess Spread Percentage related to          Jan-05                                 9.02%
                                                                                                       --------------------
                               iii) Excess Spread Percentage related to         Dec-04                                 9.83%
                                                                                                       --------------------
     14. Floating Rate Determinations:

     LIBOR for the Interest Period from February 22, 2005 through and  including March 20, 2005                     2.59813%
                                                                                                       --------------------
     15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding Account on the related
                     Payment Date (after taking into consideration deposits and withdraws for the
                     related Payment Date)...........................................................  $                  -
                                                                                                       --------------------

                  b. The Accumulation Shortfall with respect to the related Monthly Period
                                                                                                       --------------------

                  c. The Principal Funding Investment Proceeds deposited in the Collection
                     Account to be treated as Available Finance Charge Collections...................  $                  -
                                                                                                       --------------------
     16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related Payment Date
                     (after taking into consideration deposits and withdraws for the related
                     Payment Date)...................................................................  $                  -
                                                                                                       --------------------
                  b. The Reserve Draw Amount for the related Monthly Period deposited into the
                     Collection Account to be treated as Available Finance Charge Collections........  $                  -
                                                                                                       --------------------
                  c. Interest earnings on the Reserve Account deposited into the Collection
                     Account to be treated as Available Finance Charge Collections...................  $                  -
                                                                                                       --------------------
     17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related Payment Date.........  $       9,000,000.00
                                                                                                       --------------------
                  b. The Available Cash Collateral Account Amount on the related Payment Date........  $       9,000,000.00
                                                                                                       --------------------
     18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.....  $                  -
                                                                                                       --------------------
                  b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.....  $                  -
                                                                                                       --------------------
     19. The Monthly Principal Reallocation Amount for the related Monthly Period....................  $                  -
                                                                                                       --------------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name: Michael Coco
                Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                         PERIOD ENDING FEBRUARY 28, 2005

The information which is required to be prepared with respect to the Payment Date of March 21, 2005 and with respect to the performance of the Trust during the period of February 1, 2005 through February 28, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                     Total amount of principal
CUSIP Number                to be paid          Per $1,000
------------         -------------------------  ----------
NOTHING TO REPORT


II. Information regarding the current monthly interest distribution to the Noteholders

                        Total amount of principal
          CUSIP Number         to be paid          Per $1,000
          ------------  -------------------------  ----------
2004-C1    00761H BG 5         273,609.75            2.73610
2004-D1                         56,985.98            5.69860

III. Information regarding the performance of the Advanta Business Card Master
     Trust

     1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
        Period preceding such Payment Date                                                                $   632,537,712.05
                                                                                                          ------------------
     2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date                                    $    54,162,702.34
                                                                                                          ------------------
     3. Recoveries for the Monthly Period preceding such Payment Date                                     $     1,684,986.65
                                                                                                          ------------------
     4. The Defaulted Amount for the Monthly Period preceding such Payment Date                           $    17,793,903.10
                                                                                                          ------------------
     5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
        Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
        Receivables for the preceding Monthly Period                                                                    5.98%
                                                                                                          ------------------
     6. The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period                                                                                    $ 3,169,830,316.02
                                                                                                          ------------------
     7. The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period                                                                                    $ 3,178,965,891.72
                                                                                                          ------------------
     8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period                                                         $    56,316,245.44
                                                                                                          ------------------
     9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
        day of the preceding Monthly Period                                                               $    55,306,583.04
                                                                                                          ------------------
     10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
         day of the preceding Monthly Period                                                              $ 2,519,750,000.00
                                                                                                          ------------------
     11. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date          $   659,215,891.72
                                                                                                          ------------------
     12. The transferor percentage as of the end of the Monthly Period preceding such Payment Date                     20.74%
                                                                                                          ------------------
     13. The Required Transferor Percentage                                                                             6.00%
                                                                                                          ------------------
     14. The Required Transferor Interest                                                                 $   190,737,953.50
                                                                                                          ------------------
     15. The monthly principal payment rate for the Monthly Period preceding such Payment Date                        19.955%
                                                                                                          ------------------
     16. The balance in the Excess Funding Account as of the end of the Monthly Period preceding such
         Payment Date                                                                                     $                -
                                                                                                          ------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment
          Date:

                                                Percentage of Total  Aggregate Account
                                                    Receivables           Balance
                                                -------------------  -----------------
(a) Delinquent between 30 days and 59 days           1.314%          $  42,506,433.67
(b) Delinquent between 60 days and 89 days           0.994%             32,152,137.88
(c) Delinquent between 90 days and 119 days          0.819%             26,493,687.26
(d) Delinquent between 120 days and 149 days         0.598%             19,326,962.84
(e) Delinquent between 150 days and 179 days         0.571%             18,467,187.60
(f) Delinquent 180 days or greater                   0.000%                         -
                                                     -----           ----------------
(g) Aggregate                                        4.296%          $ 138,946,409.25
                                                     =====           ================

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                     Initial Principal  Outstanding Principal  Adjusted Outstanding       Invested        Adjusted Invested
                          Balance              Balance          Principal Balance          Amount               Amount
                     -----------------  ---------------------  --------------------  -------------------  -----------------
2004-C1              $  100,000,000.00  $      100,000,000.00  $  100,000,000.00     $    100,000,000.00  $  100,000,000.00
                     -----------------  ---------------------  -----------------     -------------------  -----------------
Total Class C        $  100,000,000.00  $      100,000,000.00  $  100,000,000.00     $    100,000,000.00  $  100,000,000.00

2004-D1              $   10,000,000.00  $       10,000,000.00  $   10,000,000.00     $     10,000,000.00  $   10,000,000.00
                     -----------------  ---------------------  -----------------     -------------------  -----------------
Total Class D        $   10,000,000.00  $       10,000,000.00  $   10,000,000.00     $     10,000,000.00  $   10,000,000.00
                     -----------------  ---------------------  -----------------     -------------------  -----------------

Total AdvantaSeries  $  110,000,000.00  $      110,000,000.00  $  110,000,000.00     $    110,000,000.00  $  110,000,000.00
                     =================  =====================  =================     ===================  =================

     2. Weighted Average Floating Allocation Amount for the related Monthly Period                $     110,000,000.00
                                                                                                  --------------------
     3. The Floating Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                              3.4702173%
                                                                                                  --------------------
     February 24, 2005 through February 28, 2005                                                             3.4297683%
                                                                                                  --------------------
     4. The Fixed Investor Percentage with respect to the period:

     February 1, 2005 through February 23, 2005                                                              3.4702173%
                                                                                                  --------------------
     February 24, 2005 through February 28, 2005                                                             3.4297683%
                                                                                                  --------------------
     5. The amount of Investor Principal Collections applicable to the AdvantaSeries              $      21,902,687.19
                                                                                                  --------------------
     6a. The amount of Available Finance Charge Collections on deposit in the Collection Account
         on the related Payment Date                                                              $       1,440,654.62
                                                                                                  --------------------
     6b. The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on related Payment Date pursuant to Section 8.04(a) of the Master Indenture      $         436,941.45
                                                                                                  --------------------
     7. The AdvantaSeries Defaulted Amount for the related Monthly Period                         $         611,664.26
                                                                                                  --------------------
     8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                    $         183,333.34
                                                                                                  --------------------
     9. AdvantaSeries performance for the related Monthly Period

                    a. The cash yield for the related Monthly Period                                             20.48%
                                                                                                  --------------------
                    b. The default rate for the related Monthly Period                                            6.67%
                                                                                                  --------------------
                    c. The Net Portfolio Yield for the related Monthly Period                                    13.81%
                                                                                                  --------------------
                    d. The Base Rate for the related Monthly Period                                               6.01%
                                                                                                  --------------------
                    e. The Excess Spread Percentage for the related Monthly Period                                7.80%
                                                                                                  --------------------
                    f. The Quarterly Excess Spread Percentage                                                    11.36%
                                                                                                  --------------------
                    g. The Excess Spread Amount for the related Monthly Period                    $         752,002.74
                                                                                                  --------------------
                    h. The average Excess Spread Amount for the three preceding Monthly Periods   $         846,504.55
                                                                                                  --------------------
     10. Floating interest rate determinations:

                    LIBOR for the Interest Period from February 22, 2005 through and including
                    March 20, 2005                                                                             2.59813%
                                                                                                  --------------------

    11. Required interest payments

                                                                           Amounts withdrawn from
                      Required interest amounts  Interest shortfalls and   the Collection Account
                         with respect to the     additional interest from  for payment of required  Unpaid required interest
                       current Interest Period         prior periods          interest amounts                amounts
                      -------------------------  ------------------------  -----------------------  ------------------------
2004-C1                     $     273,609.75            $         -           $    273,609.75              $        -
                            ----------------            -----------           ---------------              ----------
Total Class C               $     273,609.75            $         -           $    273,609.75              $        -

2004-D1                     $      56,985.98            $         -           $     56,985.98              $        -
                            ----------------            -----------           ---------------              ----------
Total Class D               $      56,985.98            $         -           $     56,985.98              $        -
                            ----------------            -----------           ---------------              ----------
Total Advanta Series        $     330,595.73            $         -           $    330,595.73              $        -
                            ================            ===========           ===============              ==========

     12. Principal Funding Account

    Beginning       Required Principal     Actual Deposit   Principal Funding   Amount Withdrawn    Withdrawals         Ending
Principal Funding   Deposit Amount to     to the Principal  Sub-Account Amount     for Payment      of Coverage   Principal Funding
   Sub-Account     the Principal Funding      Funding            prior to        of Principal to  Funding Excess     Sub-Account
      Amount           Sub-Account          Sub-Account        Withdrawals         Noteholders        Amount            Amount
-----------------  ---------------------  ----------------  ------------------  ----------------  --------------  -----------------
NOTHING TO REPORT

     13. Coverage Funding Required Amounts

               a.  Coverage Funding Amount as of the end of the related Monthly Period                            $               -
                                                                                                                  -----------------
               b.  The Coverage Funding Amount for the Class A Notes as of the end of the related Monthly Period  $               -
                                                                                                                  -----------------
               c.  The Coverage Funding Amount for the Class B Notes as of the end of the related Monthly Period  $               -
                                                                                                                  -----------------
               d.  The Coverage Funding Amount for the Class C Notes as of the end of the related Monthly Period  $               -
                                                                                                                  -----------------

      14.  Cash Collateral Account

               a.  The Required Cash Collateral Account Amount on the related Payment Date                        $    2,475,000.00
                                                                                                                  -----------------
               b.  The Available Cash Collateral Account Amount on the related Payment Date                       $    2,475,000.00
                                                                                                                  -----------------
               c.  Has a Portfolio Decline Event occurred with respect to the Monthly Period preceding such
                   Payment Date                                                                                           NO
                                                                                                                  -----------------

      15.  Spread Account

               a.  The Required Spread Account Amount on the related Payment Date                                 $               -
                                                                                                                  -----------------
               b.  The amount on deposit in the Spread Account on the related Payment Date                        $               -
                                                                                                                  -----------------



     16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                                             Excess of Subordinated
          Required subordination  Required Subordinated                       Notes over Required
                 percentage               Amount         Subordinated Notes   Subordinated Amount
          ----------------------  ---------------------  ------------------  ----------------------
Class A        21.5805%              $            -      $   110,000,000.00  $   110,000,000.00
Class B         8.9918%              $            -          110,000,000.00      110,000,000.00
Class C         3.6269%                3,626,900.00           10,000,000.00        6,373,100.00

     17. Adjusted Invested Amount

                                         Initial Principal Balances  Increase from the withdrawal of
                                         and any increases from the    the Coverage Funding Excess    Increase from reimbursements
                     Beginning Adjusted  issuance of any additional     Amount from the Principal     of Adjusted Invested Amount
                      Invested Amount            Notes                     Funding Sub-Account                Deficit
                     ------------------  --------------------------  -------------------------------  ----------------------------
2004-C1              $  100,000,000.00          $          -                $         -                     $            -
                     -----------------          ------------                -----------                     --------------
Total Class C        $  100,000,000.00          $          -                $         -                     $            -

2004-D1              $   10,000,000.00          $          -                $         -                     $            -
                     -----------------          ------------                -----------                     --------------
Total Class D        $   10,000,000.00          $          -                $         -                     $            -
                     -----------------          ------------                -----------                     --------------

Total AdvantaSeries  $  110,000,000.00          $          -                $         -                     $            -
                     =================          ============                ===========                     ==============


                     Reductions due to reallocation of    Reduction due to amounts
                      Available Principal Collections   deposited into the Principal          Ending Adjusted
                         and Investor Charge-Offs           Funding Sub-Account               Invested Amount
                     ---------------------------------  ----------------------------          ---------------
2004-C1                        $          -                     $        -                  $    100,000,000.00
                               ------------                     ----------                  -------------------
Total Class C                  $          -                     $        -                  $    100,000,000.00

2004-D1                        $          -                     $        -                  $     10,000,000.00
                               ------------                     ----------                  -------------------
Total Class D                  $          -                     $        -                  $     10,000,000.00
                               ------------                     ----------                  -------------------

Total AdvantaSeries            $          -                     $        -                  $    110,000,000.00
                               ============                     ==========                  ===================

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MICHAEL COCO
                            -------------------------------
                        Name: Michael Coco
                        Title: Vice President and Treasurer